Exhibit 10.1

AMENDMENT REGARDING INCREASE

This Amendment Regarding Increase (the “Amendment”) is made as of January 21, 2016, by and among Inland Real Estate Income Trust, Inc. (the “Borrower”), KeyBank National Association, as “Administrative Agent”, and as a “Lender”, PNC Bank National Association, as a “Lender” and Fifth Third Bank, as a new “Lender” as shown on the signature pages hereof.

R E C I T A L S

A. Borrower, Administrative Agent and the existing Lenders have entered into a Credit Agreement dated as of September 30, 2015 (as amended, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.

B. Pursuant to the terms of the Credit Agreement, the Lenders initially agreed to provide Borrower with Commitments in an aggregate principal amount of up to $100,000,000. The Borrower and the Agent on behalf of the Lenders now desire to amend the Credit Agreement in order to, among other things (i) increase the Aggregate Commitment to $110,000,000; (ii) admit Fifth Third Bank, as a new “Lender” under the Credit Agreement; and (iii) reduce the Commitments of the existing Lenders by a portion of the Commitment of the new Lender.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1.               The foregoing Recitals to this Amendment hereby are incorporated into and made part of this Amendment.

2.               From and after January 21, 2016, being the date on which this Amendment has been fully executed and delivered and the upfront fee due to Fifth Third Bank on account of its Commitment has been paid (the “Effective Date”) (i) Fifth Third Bank shall be considered as a “Lender” under the Credit Agreement and the Loan Documents, and (ii) KeyBank National Association and PNC Bank National Association shall each be deemed to have adjusted its existing Commitment down to the amount shown next to their respective signatures on the signature pages of this Amendment. From and after the Effective Date each Lender shall have a Commitment in the amount shown next to their respective signatures on the signature pages of this Amendment. The Borrower shall, on or before the Effective Date, execute and deliver to the new Lender a Note to evidence the Loans to be made by such Lender. Each existing Lender shall retain the Note previously issued to it, which does not contain a stated amount, and such Note shall evidence the reduced Commitment of such existing Lender.

3.               From and after the Effective Date, the Aggregate Commitment shall equal One Hundred Ten Million Dollars ($110,000,000). Such increase of $10,000,000 in the Aggregate Commitment shall be deemed to be an increase under Section 2.22(b) of the Credit Agreement and the maximum Aggregate Commitment permitted by increases under such Section 2.22(b) shall remain $400,000,000.

4.               For purposes of Article XIII of the Credit Agreement (Giving Notice), the address(es) and facsimile number(s) for Fifth Third Bank shall be as specified below their respective signature(s) on the signature pages of this Amendment.

5.               Article I of the Credit Agreement is hereby amended as of the Effective Date by adding the following new definition of “Fixed Charge Coverage Ratio”:

“Fixed Charge Coverage Ratio” means, as of any date, (i) Adjusted EBITDA for the most recent four (4) fiscal quarters of the Borrower for which financial results have been reported divided by (ii) the Fixed Charges for such four (4) fiscal quarters.

6.               Article I of the Credit Agreement is hereby further amended as of the Effective Date by deleting the existing definition of “Unencumbered Pool NOI" and replacing it with the following:

“Unencumbered Pool NOI” means, as of any date of determination, the sum of (a) in the case of all Unencumbered Properties owned by the Borrower or a Subsidiary Guarantor for the entirety of the most recent four (4) fiscal quarters for which financial results of the Borrower have been reported, the aggregate Net Operating Income for such fiscal quarters attributable to such Unencumbered Properties, as adjusted by deducting therefrom any income during such period attributable to Excluded Tenants, plus (b) in the case of all Unencumbered Properties which have been owned by the Borrower or a Subsidiary Guarantor for the entirety of the most recent two (2) or three (3) full fiscal quarters for which financial results of the Borrower have been reported, but not for the most recent four (4) such fiscal quarters, the aggregate Net Operating Income for such fiscal quarters attributable to such Unencumbered Properties, as adjusted by deducting therefrom any income during such period attributable to Excluded Tenants and then annualized to produce an annual amount, plus, (c) in the case of any Unencumbered Property that is then owned by the Borrower or a Subsidiary Guarantor as of the date of determination, but was not so owned for the entirety of the most recent two (2) fiscal quarters for which the financial results of the Borrower have been reported, the amount of Net Operating Income that would have been earned if such Unencumbered Property had been so owned for a period of four (4) full fiscal quarters, as established by Borrower and reasonably approved by the Administrative Agent on behalf of the Lenders and as adjusted by deducting therefrom any income during such period attributable to Excluded Tenants.

7.               Section 6.1, titled “Financial Reporting”, is hereby amended as of the Effective Date by deleting existing subsections (a) and (c) therefrom and replacing them with the following:

(a) By posting as provided below, the Form 10-Q as filed with the Securities and Exchange Commission, for each of the first three fiscal quarters of any fiscal year, for the Consolidated Group, provided that such posting shall occur no later than sixty (60) days after the end of such fiscal quarter;

* * *

(c) By posting as provided below, the Form 10-K filed with the Securities and Exchange Commission, for each fiscal year, for the Consolidated Group, provided that such posting shall occur no later than one hundred twenty (120) days after the end of such fiscal year;

8.               The Borrower hereby represents and warrants that, as of the Effective Date, there is no Default or Unmatured Default, the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as of such date (except (i) to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date, and (ii) for changes in factual circumstances disclosed in writing to the Administrative Agent and not prohibited under this Agreement) and the Borrower has no offsets or claims against any of the Lenders.

9.               As expressly modified as provided herein, the Credit Agreement shall continue in full force and effect.

10.            This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation

By:	/s/ David Z. Lichterman
Name:	David Z. Lichterman
Title:	Vice President, Treasurer and CAO

Address: 2901 Butterfield Road Oak Brook, Illinois 60523 Attention: Chief Accounting Officer Phone: (630) 586-6590 Facsimile: (630) 586-6790

The undersigned, being the Advisor, hereby consents to the foregoing Amendment and to the increase in the Aggregate Commitment evidenced thereby and agrees that the Subordination Agreement which it executed and delivered shall continue in full force and effect with respect to the Credit Agreement, as thereby amended, and to the other Loan Documents.

IREIT BUSINESS MANAGER & ADVISOR, INC.,

By:	/s/ David Z. Lichterman
Name:	David Z. Lichterman
Title:	Treasurer and CAO

[Signatures continue on next page.]

The undersigned, being all of the Subsidiary Guarantors as of the date hereof, hereby consent to the foregoing Amendment and to the increase in the Aggregate Commitment evidenced thereby and agree that the Subsidiary Guaranty shall continue in full force and effect with respect to the Credit Agreement, as thereby amended, and to the other Loan Documents.

IREIT NEWINGTON FAIR, L.L.C., a Delaware limited liability company

By:	INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation, its sole member

By:	/s/ David Z. Lichterman
Name:	David Z. Lichterman
Title:	Vice President, Treasurer and CAO
FEIN:	90-0914355

IREIT LAYTON POINTE, L.L.C., a Delaware limited liability company

By:	INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation, its sole member

By:	/s/ David Z. Lichterman
Name:	David Z. Lichterman
Title:	Vice President, Treasurer and CAO
FEIN:	61-1742279

IREIT OCEAN ISLE BEACH LANDING, L.L.C., a Delaware limited liability company

By:	INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation, its sole member

By:	/s/ David Z. Lichterman
Name:	David Z. Lichterman
Title:	Vice President, Treasurer and CAO
FEIN:	38-3942791

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IREIT STEVENS POINT PINECREST, L.L.C., a Delaware limited liability company

By:	INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation, its sole member

By:	/s/ David Z. Lichterman
Name:	David Z. Lichterman
Title:	Vice President, Treasurer and CAO
FEIN:	36-4797117

IREIT WEST VALLEY CITY LAKE PARK, L.L.C., a Delaware limited liability company

By:	INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation, its sole member

By:	/s/ David Z. Lichterman
Name:	David Z. Lichterman
Title:	Vice President, Treasurer and CAO
FEIN:	36-4801758

IREIT PLEASANT PRAIRIE PLAZA, L.L.C., a Delaware limited liability company

By:	INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation, its sole member

By:	/s/ David Z. Lichterman
Name:	David Z. Lichterman
Title:	Vice President, Treasurer and CAO
FEIN:	37-1777739

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IREIT LAKE ST. LOUIS HAWK RIDGE, L.L.C., a Delaware limited liability company

By:	INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation, its sole member

By:	/s/ David Z. Lichterman
Name:	David Z. Lichterman
Title:	Vice President, Treasurer and CAO
FEIN:	35-2524228

RE INCOME OMAHA WHISPERING RIDGE, L.L.C., a Delaware limited liability company

By:	INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation, its sole member

By:	/s/ David Z. Lichterman
Name:	David Z. Lichterman
Title:	Vice President, Treasurer and CAO
FEIN:	35-2524129

IREIT FRISCO MARKETPLACE, L.L.C., a Delaware limited liability company

By:	INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation, its sole member

By:	/s/ David Z. Lichterman
Name:	David Z. Lichterman
Title:	Vice President, Treasurer and CAO
FEIN:	31-1780520

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IREIT NAMPA TREASURE VALLEY, L.L.C., a Delaware limited liability company

By:	INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation, its sole member

By:	/s/ David Z. Lichterman
Name:	David Z. Lichterman
Title:	Vice President, Treasurer and CAO
FEIN:	61-1754000

IREIT YORKVILLE MARKETPLACE, L.L.C., a Delaware limited liability company

By:	INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation, its sole member

By:	/s/ David Z. Lichterman
Name:	David Z. Lichterman
Title:	Vice President, Treasurer and CAO
FEIN:	61-1759961

IREIT LAWRENCE IOWA STREET, L.L.C., a Delaware limited liability company

By:	INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation, its sole member

By:	/s/ David Z. Lichterman
Name:	David Z. Lichterman
Title:	Vice President, Treasurer and CAO
FEIN:	36-4814726

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COMMITMENT: $40,000,000	KEYBANK NATIONAL ASSOCIATION, Individually and as Administrative Agent

	By:	/s/ Nathan Weyer
	Print Name:	Nathan Weyer
	Title:	Vice President

KeyBank National Association 1200 Abernathy Road NE Suite 1550 Atlanta, GA 30328 Phone: (770) 510-2130 Facsimile: (770) 510-2195 Attention: Nathan Weyer

IREIT AMENDMENT

SIGNATURE PAGE OF KEYBANK NATIONAL ASSOCIATION

COMMITMENT: $40,000,000	PNC BANK NATIONAL ASSOCIATION

	By:	/s/ Joel Dalson
	Print Name:	Joel Dalson
	Title:	Senior Vice President

PNC Real Estate One North Franklin Street Suite 2150, C-LO1-21 Chicago, IL 60606 Phone: (312) 338-2226 Facsimile: (312) 384-4623 Attention: Joel G. Dalson Email: joel.dalson@pnc.com

IREIT AMENDMENT

SIGNATURE PAGE OF PNC BANK NATIONAL ASSOCIATION

COMMITMENT: $30,000,000	FIFTH THIRD BANK, an Ohio banking corporation

	By:	/s/ Michael Glandt
	Print Name:	Michael Glandt
	Title:	Vice President

Fifth Third Bank Institutional Real Estate 222 South Riverside, 33rd Floor Chicago, IL 60606 Phone: (312) 704-5914 Facsimile: (312) 704-7364 Attention: Michael Glandt Email: Michael.Glandt@53.com

IREIT AMENDMENT

SIGNATURE PAGE OF FIFTH THIRD BANK